HIGHLAND FUNDS I

Supplement dated June 12, 2019 to the

Highland Funds I Statement of Additional Information,

dated October 31, 2018, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the following is added as the last section under the heading “Portfolio Transactions and Brokerage”:

Expedited Settlement Agreement

The Opportunistic Credit Fund has entered into an Expedited Settlement Agreement with a major dealer in the floating rate loan market, pursuant to which Opportunistic Credit Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Agreement”).

The Agreement is designed to reduce settlement times from the standard seven days to three days for eligible loans. While the Agreement is intended to provide Opportunistic Credit Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Agreement or other methods for expediting settlements will provide Opportunistic Credit Fund with sufficient liquidity in the event of abnormally large redemptions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFI-SAISUPP3-0619